                                                                       EXHIBIT A


                       AMERICAN INTERNATIONAL GROUP, INC.

                                   DIRECTORS


M. Bernard Aidinoff                           Sullivan & Cromwell
                                              125 Broad Street
                                              New York, New York 10004

Lloyd M. Bentsen                              2600 Texas Commerce Tower
                                              600 Travis Street, Suite 2600
                                              Houston, Texas  77002

Marshall A. Cohen                             The Molson Companies Limited
                                              40 King Street West
                                              Toronto, Ontario  M5H 3Z5

Barber B. Conable, Jr.                        P.O. Box 218
                                              Alexander, New York  14005

Martin Feldstein                              National Bureau of Economic
                                                Research, Inc.
                                              1050 Massachusetts Avenue
                                              Cambridge, Massachusetts 02138

Houghton Freeman                              American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York 10270

Leslie L. Gonda                               International Lease Finance
                                                Corporation
                                              1999 Avenue of the Stars
                                              Los Angeles, California  90067

M.R. Greenberg                                American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York  10270

                       AMERICAN INTERNATIONAL GROUP, INC.

Carla A. Hills                                Hills & Company
                                              1200 19th Street, N.W. - 5th Flr.
                                              Washington, DC  20036

Frank Hoenemeyer                              7 Harwood Drive
                                              Madison, New Jersey  07940

John I. Howell                                Indian Rock Corporation
                                              P.O. Box 2606
                                              Greenwich, Connecticut  06836

Edward E. Matthews                            American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York  10270

Dean P. Phypers                               220 Rosebrook Road
                                              New Canaan, Connecticut  06840

John J. Roberts                               American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York  10270

Ernest E. Stempel                             American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York  10270

Thomas R. Tizzio                              American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York  10270

                       AMERICAN INTERNATIONAL GROUP, INC.

Honorary Directors
------------------
Marion E. Fajen                               5608 N. Waterbury Road
                                              Des Moines, Iowa  50312

The Honorable Douglas
  MacArthur, II                               2101 Connecticut Ave., N.W.
                                              Apartment #4
                                              Washington, DC  20008

Edwin A.G. Manton                             American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York  10270

K.K. Tse                                      American International Group,
                                                Inc.
                                              70 Pine Street
                                              New York, New York  10270

                       AMERICAN INTERNATIONAL GROUP, INC.

                               EXECUTIVE OFFICERS


M.R. Greenberg                                70 Pine Street
Chairman and Chief Executive                  New York, New York 10270
  Officer

Thomas R. Tizzio                              70 Pine Street
President                                     New York, New York 10270

Edwin A.G. Manton                             70 Pine Street
Senior Advisor                                New York, New York 10270

Edward E. Matthews                            70 Pine Street
Vice Chairman - Finance                       New York, New York 10270

John J. Roberts                               70 Pine Street
Vice Chairman - External                      New York, New York 10270
  Affairs

Ernest E. Stempel                             70 Pine Street
Vice Chairman - Life                          New York, New York 10270
  Insurance

Evan G. Greenberg                             70 Pine Street
Executive Vice President                      New York, New York 10270

Robert Sandler                                70 Pine Street
Executive Vice President and                  New York, New York 10270
  Senior Actuary and Senior
  Claims Officer

Howard Smith                                  70 Pine Street
Executive Vice President and                  New York, New York 10270
  Comptroller

Ronald J. Anderson                            1-1-3 Marunouchi, Chiyoda-ku
Senior Vice President                         Tokyo 100, JAPAN

                       AMERICAN INTERNATIONAL GROUP, INC.

Edmund S.W. Tse                               1 Stubbs Road
Executive Vice President -                    Hong Kong
  Life Insurance

Lawrence W. English                           70 Pine Street
Senior Vice President -                       New York, New York 10270
  Administration

Axel Freudmann                                72 Wall Street
Senior Vice President -                       New York, New York 10038
  Human Resources

John G. Hughes                                70 Pine Street
Senior Vice President -                       New York, New York 10270
  Worldwide Claims

Kevin H. Kelley                               200 State Street
Senior Vice President -                       Boston, MA 02109
  Domestic General

Win J. Neuger                                 70 Pine Street
Senior Vice President                         New York, New York 10270

R. Kendall Nottingham                         1 ALICO Plaza, P.O. Box 667
Senior Vice President -                       Wilmington, DE 19899
  Life Insurance

Robert J. O'Connell                           80 Pine Street
Senior Vice President                         New York, New York 10038

Petros K. Sabatacakis                         70 Pine Street
Senior Vice President -                       New York, New York 10270
  Financial Services

                       AMERICAN INTERNATIONAL GROUP, INC.

B. Michael Schlenke                           70 Pine Street
Senior Vice President                         New York, New York 10270

William D. Smith                              70 Pine Street
Senior Vice President                         New York, New York 10270

Martin J. Sullivan                            120 Fenchurch Street
Senior Vice President                         London, England EC3M 5BP

Steven Y.N. Tse                               70 Pine Street
Senior Vice President                         New York, New York 10270

Hamilton C. Da Silva                          70 Pine Street
Vice President                                New York, New York 10270

Florence A. Davis                             70 Pine Street
Vice President and General                    New York, New York 10270
  Counsel

William A. Freda                              70 Pine Street
Vice President                                New York, New York 10270

David M. Hupp                                 70 Pine Street
Vice President                                New York, New York 10270

L. Oakley Johnson                             70 Pine Street
Vice President - Corporate                    New York, New York 10270
  Affairs

Thomas G. Kaiser                              70 Pine Street
Vice President                                New York, New York 10270

Jeffrey M. Kestenbaum                         80 Pine Street
Vice President                                New York, New York 10038

                       AMERICAN INTERNATIONAL GROUP, INC.

Robert E. Lewis                               70 Pine Street
Vice President                                New York, New York 10270

Stanton F. Long                               70 Pine Street
Vice President                                New York, New York 10270

Christian Milton                              99 John Street
Vice President - Reinsurance                  New York, New York 10038

Nicholas A. O'Kulich                          70 Pine Street
Vice President - Life                         New York, New York 10270
  Insurance

Douglas Paul                                  70 Pine Street
Vice President - Strategic                    New York, New York 10270
  Planning

Frank Petralito II                            70 Pine Street
Vice President and Director                   New York, New York 10270
  Of Taxes

Kurt R. Schwamberger                          70 Pine Street
Vice President                                New York, New York 10270

Kathleen E. Shannon                           70 Pine Street
Vice President, Secretary                     New York, New York 10270
  and Associate General
  Counsel

Joseph C. Smetana, Jr.                        70 Pine Street
Vice President                                New York, New York 10270

Joseph Umansky                                70 Pine Street
Vice President and Deputy                     New York, New York  10270
  Comptroller

                       AMERICAN INTERNATIONAL GROUP, INC.

John T. Wooster, Jr.                          72 Wall Street
Vice President -                              New York, New York 10270
  Communications

William N. Dooley                             70 Pine Street
Treasurer                                     New York, New York 10270

                        AMERICAN HOME ASSURANCE COMPANY

                                   DIRECTORS


Michael J. Castelli                           American Home Assurance Company
                                              99 John Street
                                              New York, New York  10038

Charles Dangelo                               70 Pine Street
                                              New York, New York 10270

Florence A. Davis                             70 Pine Street
                                              New York, New York 10270

John G. Gantz, Jr.                            American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Evan G. Greenberg                             70 Pine Street
                                              New York, New York 10270

M.R. Greenberg                                American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Kristian P. Moor                              70 Pine Street
                                              New York, New York 10270

John G. Hughes                                American Home Assurance Company
                                              70 Pine Street
                                              New York, New York  10270

David M. Hupp                                 American International Companies
                                              70 Pine Street
                                              New York, New York 10270

Edwin A.G. Manton                             American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

                        AMERICAN HOME ASSURANCE COMPANY

Edward E. Matthews                            American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Christian Milton                              American International Group, Inc.
                                              99 John Street
                                              New York, New York  10038

Win J. Neuger                                 70 Pine Street
                                              New York, New York 10270

Takaki Sakai                                  A.I.U. K.K.
                                              P.O. Box 951
                                              Tokyo, Japan

Robert Sandler                                American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Michael B. Schlenke                           American Home Assurance Company
                                              70 Pine Street
                                              New York, New York  10270

Howard I. Smith                               American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

William D. Smith                              National Union Fire Insurance
                                                Company of Pittsburgh, Pa.
                                              70 Pine Street
                                              New York, New York  10270

Thomas R. Tizzio                              American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

                        AMERICAN HOME ASSURANCE COMPANY

                               EXECUTIVE OFFICERS


William D. Smith                              70 Pine Street
Chairman of the Board                         New York, New York 10270

Michael B. Schlenke                           70 Pine Street
President and Chief Executive                 New York, New York 10270
  Officer

Frank Douglas                                 70 Pine Street
Senior Vice President and                     New York, New York 10270
  Actuary

John G. Gantz, Jr.                            70 Pine Street
Senior Vice President                         New York, New York 10270

John G. Hughes                                70 Pine Street
Senior Vice President -                       New York, New York 10270
  Domestic Claims

Edward E. Matthews                            70 Pine Street
Senior Vice President -                       New York, New York 10270
  Finance

Frank Neuhauser                               70 Pine Street
Senior Vice President                         New York, New York 10270

Sherman Sitrin                                70 Pine Street
Senior Vice President and                     New York, New York 10270
  Associate General Counsel

Charles Schader                               70 Pine Street
Senior Vice President                         New York, New York 10270

Richard L. Thomas                             99 John Street
Senior Vice President                         New York, New York 10038

                        AMERICAN HOME ASSURANCE COMPANY

David J. Walsh                                70 Pine Street
Senior Vice President,                        New York, New York 10270
  General Counsel

James A. Allen                                70 Pine Street
Vice President and Assistant General          New York, New York 10270
  Counsel

Martin H. Banker                              110 William Street
Vice President                                New York, New York 10038

Mark Bender                                   2005 Market Square
Vice President                                Suite 2800
                                              Philadelphia, PA

Cary A. Boddeker                              70 Pine Street
Vice President                                New York, New York 10270

Douglas Brosky                                70 Pine Street
Vice President                                New York, New York 10270

Michael J. Castelli                           99 John Street
Vice President, Treasurer                     New York, New York 10038
  and Comptroller

Joseph Cavolo                                 110 William Street
Vice President                                New York, New York 10038

John Colona                                   505 Carr Road
Vice President                                Willmington, DE 19809

John Costigan                                 70 Pine Street
Vice President                                New York, New York 10270

                        AMERICAN HOME ASSURANCE COMPANY

Virginia Doty                                 70 Pine Street
Vice President                                New York, New York 10270

David N. Fields                               70 Pine Street
Vice President                                New York, New York 10270

Kevin Fitzpatrick                             One Chase Manhattan Plaza
Vice President                                New York, New York

Augustin Formoso                              70 Pine Street
Vice President                                New York, New York 10270

Harold Jacobowitz                             70 Pine Street
Vice President                                New York, New York 10270

Dee Klock                                     99 John Street
Vice President                                New York, New York 10038

John H. McCue                                 80 Pine Street
Vice President                                New York, New York 10038

Gary McMillan                                 145 Wellington Street West
Vice President and Chief                      Toronto, Ontario, Canada M5J 1H8
  Agent in Canada

Robert Meyer                                  200 Liberty Street
Vice President and                            New York, New York 10281
  Assistant Treasurer

Christian Milton                              99 John Street
Vice President - Reinsurance                  New York, New York 10038

Michael Mitrovic                              70 Pine Street
Vice President                                New York, New York 10270

                        AMERICAN HOME ASSURANCE COMPANY

Lena Mkhitarian                               70 Pine Street
Vice President                                New York, New York 10270

Kristian Moor                                 70 Pine Street
Vice President                                New York, New York 10270

Donald Nelson                                 70 Pine Street
Vice President                                New York, New York 10270

David Pinkerton                               200 Liberty Street
Vice President -                              New York, New York 10281
  Private Investments

John Schumacher                               70 Pine Street
Vice President                                New York, New York 10270

Allen Silverstein                             70 Pine Street
Vice President - Marketing                    New York, New York 10270

Michael V. Tripp                              99 John Street
Vice President                                New York, New York 10038

                              THE STARR FOUNDATION

                         EXECUTIVE OFFICERS & DIRECTORS


M.R. Greenberg                                70 Pine Street
Director and Chairman                         New York, New York 10270

T.C. Hsu                                      70 Pine Street
Director and President                        New York, New York 10270

Marion Breen                                  70 Pine Street
Director and Vice President                   New York, New York 10270

John J. Roberts                               70 Pine Street
Director                                      New York, New York 10270

Ernest E. Stempel                             70 Pine Street
Director                                      New York, New York 10270

Houghton Freeman                              70 Pine Street
Director                                      New York, New York 10270

Edwin A.G. Manton                             70 Pine Street
Director                                      New York, New York 10270

Gladys Thomas                                 70 Pine Street
Vice President                                New York, New York 10270

Frank Tengi                                   70 Pine Street
Treasurer                                     New York, New York 10270

Ida Galler                                    70 Pine Street
Secretary                                     New York, New York 10270

                             C.V. STARR & CO., INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                              70 Pine Street
Director and Senior                           New York, New York 10270
  Vice President

Evan G. Greenberg                             70 Pine Street
Director and Vice                             New York, New York 10270
  President

Maurice R. Greenberg                          70 Pine Street
Director, President and                       New York, New York 10270
  Chief Executive Officer

Edwin A.G. Manton                             70 Pine Street
Director                                      New York, New York 10270

Edward E. Matthews                            70 Pine Street
Director, Senior Vice                         New York, New York 10270
  President and Secretary

John J. Roberts                               70 Pine Street
Director and Senior                           New York, New York 10270
  Vice President

Robert M. Sandler                             70 Pine Street
Director and Vice                             New York, New York 10270
  President

Howard I. Smith                               70 Pine Street
Director and Vice President                   New York, New York 10270

Ernest E. Stempel                             70 Pine Street
Director and Senior                           New York, New York 10270
  Vice President

                             C.V. STARR & CO., INC.

Thomas R. Tizzio                              70 Pine Street
Director and Vice                             New York, New York 10270
  President

Edmund Tse                                    No. 1 Stubbs Road
Director and Vice President                   Hong Kong

Stephen Y.N. Tse                              70 Pine Street
Director and Vice President                   New York, New York 10270

Gary Nitzsche                                 70 Pine Street
Treasurer and Comptroller                     New York, New York 10270

                        STARR INTERNATIONAL COMPANY, INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                              70 Pine Street
Director                                      New York, New York 10270

Evan G. Greenberg                             70 Pine Street
Director                                      New York, New York 10270

Maurice R. Greenberg                          70 Pine Street
Director and Chairman                         New York, New York 10270
  of the Board

Joseph C.H. Johnson                           P.O. Box 152
Executive Vice President and                  Hamilton, Bermuda
  Treasurer

Edwin A.G. Manton                             70 Pine Street
Director                                      New York, New York 10270

Edward E. Matthews                            70 Pine Street
Director                                      New York, New York 10270

L. Michael Murphy                             P.O. Box 152
Director and Secretary                        Hamilton, Bermuda

John J. Roberts                               70 Pine Street
Director                                      New York, New York 10270

Robert M. Sandler                             70 Pine Street
Director                                      New York, New York 10270

Ernest E. Stempel                             70 Pine Street
Director and President                        New York, New York 10270

Thomas R. Tizzio                              70 Pine Street
Director                                      New York, New York 10270

Edmund S.W. Tse                               No. 1 Stubbs Road
Director                                      Hong Kong

                    COMMERCE AND INDUSTRY INSURANCE COMPANY

                                   DIRECTORS


Michael J. Castelli                           American Home Assurance Company
                                              99 John Street
                                              New York, New York 10038

Florence A. Davis                             American International Group, Inc.
                                              70 Pine Street
                                              New York, New York 10270

M.R. Greenberg                                American International Group, Inc.
                                              70 Pine Street
                                              New York, New York 10270

John G. Hughes                                American Home Assurance Company
                                              70 Pine Street
                                              New York, New York 10270

David Hupp                                    American Home Assurance Company
                                              70 Pine Street
                                              New York, New York 10270

Kevin H. Kelley                               Lexington Insurance Company
                                              200 State Street
                                              Boston, Massachusetts 02109

Edwin A.G. Manton                             American International Group, Inc.
                                              70 Pine Street
                                              New York, New York 10270

Edward E. Matthews                            American International Group, Inc.
                                              70 Pine Street
                                              New York, New York 10270

                    COMMERCE AND INDUSTRY INSURANCE COMPANY

Walter L. Mooney                              Commerce & Industry Insurance
                                              Company
                                              70 Pine Street
                                              New York, New York 10270

Win J. Neuger                                 American International Group, Inc.
                                              70 Pine Street
                                              New York, New York 10270

Howard I. Smith                               American International Group, Inc.
                                              70 Pine Street
                                              New York, New York 10270

William D. Smith                              National Union Fire Insurance
                                              Company of Pittsburgh, Pa.
                                              70 Pine Street
                                              New York, New York 10270

Thomas R. Tizzio                              American International Group, Inc.
                                              70 Pine Street
                                              New York, New York 10270

                    COMMERCE AND INDUSTRY INSURANCE COMPANY

                               EXECUTIVE OFFICERS


Kevin H. Kelley                               200 State Street
Chairman of the Board                         Boston, MA 02109
  Chief Executive Officer

Walter L. Mooney                              70 Pine Street
President                                     New York, New York 10270

Frank Douglas                                 70 Pine Street
Senior Vice President and                     New York, New York 10270
  Actuary

Edward E. Matthews                            70 Pine Street
Senior Vice President-Finance                 New York, New York 10270

David J. Walsh                                70 Pine Street
Senior Vice President, General                New York, New York 10270
  Counsel

Sherman Sitrin                                70 Pine Street
Senior Vice President and                     New York, New York 10270
  Associate General Counsel

William Thornhill                             70 Pine Street
Senior Vice President                         New York, New York 10270

James A. Allen                                70 Pine Street
Vice President and Assistant                  New York, New York 10270
  General Counsel

Martin H. Banker                              110 William Street
Vice President                                New York, New York 10038

Michael J. Castelli                           99 John Street
Vice President, Treasurer                     New York, New York 10038
  and Comptroller

                    COMMERCE AND INDUSTRY INSURANCE COMPANY

Joseph Cavolo                                 70 Pine Street
Vice President                                New York, New York 10270

Kenneth Cornell                               70 Pine Street
Vice President                                New York, New York 10270

David Fields                                  70 Pine Street
Vice President                                New York, New York 10270

Kevin Fitzpatrick                             One Chase Manhattan Plaza
Vice President                                New York, New York

John G. Hughes                                70 Pine Street
Vice President                                New York, New York 10270

Shaun Kelly                                   70 Pine Street
Vice President                                New York, New York 10270

Dee Klock                                     99 John Street
Vice President                                New York, New York 10038

Robert Meyer                                  200 Liberty Street
Vice President and                            New York, New York 10281
  Assistant Treasurer

Christian Milton                              99 John Street
Vice President                                New York, New York 10038

Clifford E. Moore                             70 Pine Street
Vice President -                              New York, New York 10270
  Administration

David Pinkerton                               200 Liberty Street
Vice President - Private                      New York, New York 10281
  Investments

                    COMMERCE AND INDUSTRY INSURANCE COMPANY

Richard L. Thomas                             70 Pine Street
Vice President                                New York, New York 10270

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                   DIRECTORS


Michael J. Castelli                           American Home Assurance Company
                                              99 John Street
                                              New York, New York  10038

M.R. Greenberg                                American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

John G. Hughes                                American Home Assurance Company
                                              70 Pine Street
                                              New York, New York  10270

David Hupp                                    American Home Assurance Company
                                              70 Pine Street
                                              New York, New York  10270

Edwin A.G. Manton                             American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Edward E. Matthews                            American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Win J. Neuger                                 The Insurance Company of the State
                                              of Pennsylvania
                                              70 Pine Street
                                              New York, New York 10270

Howard I. Smith                               American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

William D. Smith                              National Union Fire Insurance
                                                Company of Pittsburgh, Pa.
                                              70 Pine Street
                                              New York, New York  10270

Thomas R. Tizzio                              American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                               EXECUTIVE OFFICERS


Thomas R. Tizzio                              70 Pine Street
Chairman of the Board                         New York, New York 10270

William D. Smith                              70 Pine Street
President                                     New York, New York 10270

Frank Douglas                                 70 Pine Street
Actuary                                       New York, New York 10270

David J. Walsh                                70 Pine Street
Senior Vice President,                        New York, New York 10270
  General Counsel

Michael J. Castelli                           99 John Street
Vice President, Treasurer and                 New York, New York 10038
  Comptroller

Robert Meyer                                  200 Liberty Plaza
Vice President and                            New York, New York 10281
  Assistant Treasurer

Christian Milton                              99 John Street
Vice President                                New York, New York 10038

David Pinkerton                               200 Liberty Plaza
Vice President - Private                      New York, New York 10281
  Investments, Assistant
  Treasurer